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                                                                   EXHIBIT 10.41

                               MARKETING AGREEMENT
                       GLENBROOK LIFE AND ANNUITY COMPANY

Agreement, made this 10th day of June, 2003, by and among Glenbrook Life and Annuity Company ("Glenbrook Life"), an Arizona life insurance company: ALFS, Inc. ("ALFS"), a Delaware corporation; Allstate Financial Services, LLC
("Broker-Dealer" or "BD"), a                        corporation; and
                         ("Associated Insurance Agency"), a
corporation.

GLENBROOK LIFE AND ANNUITY COMPANY          ALFS, INC.

  By:                                       By:
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  Title:                                    Title:
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BROKER DEALER                               ASSOCIATED INSURANCE AGENCY

  Allstate Financial Services, LLC
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(Name)                                      (Name)
   47-0826838
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(Tax ID Number)                             (Tax ID Number)
  2920 S. 84th St.
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(Street Address)                            (Street Address)
  Lincoln, NE  68506
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(City, State, Zip)                          (City, State, Zip)

By:
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By:                                         By:
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Title:                                      Title:
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                                            For States:
                                                       -------------------------

WHEREAS, Glenbrook Life issues certain insurance products and group and individual insurance contracts/policies and certificates participating therein (collectively, "Contracts") described further in this Agreement and attached Schedules, some of which may be deemed securities ("Registered Contracts") under the Securities Act of 1933 ("1933 Act"); and

WHEREAS, Glenbrook Life has appointed ALFS, a broker/dealer, as the Underwriter of the Registered Contracts: and

WHEREAS, BD is a broker/dealer engaged in the sale of securities and other investment products; and

WHEREAS, each Associated Insurance Agency is an insurance agent in the states noted above; and

WHEREAS, in the event that Associated Insurance Agency and BD are the same person, the duties, responsibilities and privileges of Associated Insurance Agency under this agreement shall be undertaken by BD; and

WHEREAS, Glenbrook Life and ALFS proposes to authorize BD and Associated Insurance Agency to solicit sales of the Contracts;

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NOW THEREFORE, in consideration of the premises and mutual promises contained herein including the attached Schedule and Exhibits, the parties hereto agree as follows:

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ASSOCIATED INSURANCE AGENCY                 ASSOCIATED INSURANCE AGENCY

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(Name)                                      (Name)

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(Tax ID Number)                             (Tax ID Number)

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(Street Address)                            (Street Address)

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(City, State, Zip)                          (City, State, Zip)


By:                                         By:
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Print Name:                                 Print Name:
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Title:                                      Title:
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For States:                                 For States:
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ASSOCIATED INSURANCE AGENCY                 ASSOCIATED INSURANCE AGENCY

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(Name)                                      (Name)

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(Tax ID Number)                             (Tax ID Number)

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(Street Address)                            (Street Address)

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(City, State, Zip)                          (City, State, Zip)


By:                                         By:
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Print Name:                                 Print Name:
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Title:                                      Title:
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For States:                                 For States:
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ASSOCIATED INSURANCE AGENCY                 ASSOCIATED INSURANCE AGENCY

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(Name)                                      (Name)

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(Tax ID Number)                             (Tax ID Number)

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(Street Address)                            (Street Address)

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(City, State, Zip)                          (City, State, Zip)


By:                                         By:
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Print Name:                                 Print Name:
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Title:                                      Title:
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For States:                                 For States:
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ASSOCIATED INSURANCE AGENCY                 ASSOCIATED INSURANCE AGENCY

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(Name)                                      (Name)

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(Tax ID Number)                             (Tax ID Number)

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(Street Address)                            (Street Address)

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(City, State, Zip)                          (City, State, Zip)


By:                                         By:
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Print Name:                                 Print Name:
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Title:                                      Title:
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For States:                                 For States:
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ASSOCIATED INSURANCE AGENCY                 ASSOCIATED INSURANCE AGENCY

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(Name)                                      (Name)

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(Tax ID Number)                             (Tax ID Number)

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(Street Address)                            (Street Address)

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(City, State, Zip)                          (City, State, Zip)


By:                                         By:
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Print Name:                                 Print Name:
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Title:                                      Title:
      ------------------------------              ------------------------------
For States:                                 For States:
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ASSOCIATED INSURANCE AGENCY                 ASSOCIATED INSURANCE AGENCY

------------------------------------        ------------------------------------
(Name)                                      (Name)

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(Tax ID Number)                             (Tax ID Number)

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(Street Address)                            (Street Address)

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(City, State, Zip)                          (City, State, Zip)


By:                                         By:
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Print Name:                                 Print Name:
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Title:                                      Title:
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For States:                                 For States:
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1.   SUCCESSOR ORGANIZATIONS

a. Glenbrook Life shall, in its sole discretion, have the right to appoint a successor broker/dealer (`successor broker/dealer") to replace ALFS as Underwriter of the Registered Contracts. Upon appointment, successor broker/dealer shall assume all duties, responsibilities and privileges undertaken by ALFS under this Agreement. Glenbrook Life shall provide written notice of such change in appointment to BD and Associated Insurance Agency.

b. Upon written notice of ALFS, BD shall have the right to appoint a successor BD to assume its duties, responsibilities and privileges under this Agreement. ALFS reserves the right to reject the appointment of any successor BD and shall provide written notice of such rejection to BD.

c. Upon written notice to Glenbrook Life, Associated Insurance Agency shall have the right to appoint a successor Associated Insurance Agency or additional Associated Insurance Agencies to assume its duties, responsibilities and privileges under this Agreement. Glenbrook Life reserves the right to reject the appointment of any successor Associated Insurance Agency or additional Associated Insurance Agencies and shall provide written notice of such rejection to Associated Insurance Agency.

2.   APPOINTMENT AND AUTHORIZATION

ALFS hereby authorizes BD to solicit sales of the Contracts that are described more specifically in the Commission Schedule(s) attached hereto. Glenbrook Life hereby appoints Associated Insurance Agency to solicit sales of the Contracts. BD and Associated Insurance Agency accept such appointment and authorization, and each agrees to use its best efforts to find purchasers of the Contracts acceptable to Glenbrook Life.

3.   REPRESENTATIONS

a. Glenbrook Life, ALFS, BD and Associated insurance Agency each represents to one another that it and the officers signing above have full power and authority to enter into this Agreement, and that this Agreement has been duly and validly executed by it and constitutes a legal, valid and binding agreement on all parties including any successor organizations.

b. ALFS represents to BD that ALFS (and any successor broker/dealer) is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 ("1934 Act") and under the state securities laws of each jurisdiction in which such registration is required for underwriting the Contracts, and that it is a member of the National Association of Securities Dealers, Inc. (the "NASD").

c. BD represents to ALFS that BD is, and at all times when performing its functions and fulfilling its obligations under this Agreement, will be, registered with the SEC as a broker/dealer under the 1934 Act and under the state securities laws of each jurisdiction in which such registration is required for the sale of the Contracts, and a member of the NASD. BD will notify ALFS in writing if such registration is terminated or suspended, and shall take all reasonable actions to reinstate such registrations.

d. BD represents to ALFS that BD has adopted supervisory procedures, and its compliance manual addresses (i) maintenance of appropriate level of net capital (ii) suitability review; (iii) misrepresentations; and (iv) churning/replacements.

e. Associated Insurance Agency represents to ALFS and Glenbrook Life that Associated Insurance Agency is, and at all times when performing its functions and fulfilling its obligations under this Agreement, will be, a properly licensed insurance agency in each jurisdiction in which such licensing is required for the sale of the Contracts.

f. Glenbrook Life represents to BD that the Registered Contracts, including any variable separate account(s) supporting such Registered Contracts, shall comply in all material respects with the registration and other applicable requirements of the 1933 Act and the Investment Company Act of 1940, and the rules and regulations thereunder, including the terms of any order of the SEC with respect thereto.

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g.   Glenbrook Life represents to BD and Associated insurance Agency that the
     Contracts it issues have been filed and approved by the state insurance departments in such jurisdictions where it is authorized to transact business and such filing and approval are required prior to the issuance of Contracts therein.

h. Glenbrook Life represents to BD that the prospectuses included in Glenbrook Life's Registration Statement for the Registered Contracts, and in post-effective amendments thereto, and any supplements thereto, as filed or to be filed with the SEC, as of their respective effective dates, contain or will contain in all material respects all statements and information which are required to be contained therein by the 1933 Act and conform or will conform in all material respects to the requirements thereof.

4.   COMPLIANCE WITH REGULATORY REQUIREMENTS

BD shall abide by all rules and regulations of the NASD governing the sale of the Variable Contracts, including, but not limited to, requirements regarding
(i) net capital; (ii) suitability review (iii) misrepresentations; and (iv) churning/replacements. BD and Associated Insurance Agency shall comply with all applicable state and federal laws and the rules and regulations of governmental or regulatory agencies affecting or governing the sale of the Contracts. BD and Associated Insurance Agency shall comply with all applicable administrative procedures of Glenbrook Life and ALFS.

5.   LICENSING AND/OR APPOINTMENT OF REPRESENTATIVES

a. BD and Associated Insurance Agency are hereby specifically authorized to designate those registered representatives of BD, or individuals associated with the Associated Insurance Agency ("Agents"), proposed to be engaged in solicitation of sales of the Contracts for appointment by Glenbrook Life as individual insurance agents. BD and Associated Insurance Agency shall not propose a registered representative, or Agent, for appointment unless such representative, or Agent, is duly licensed as an insurance agent in the state(s) in which it is proposed that such representative, or Agent, engage in solicitations of sales of the Contracts. BD and Associated Insurance Agency together shall be responsible for registered representatives', and Agents', compliance with applicable state insurance agent licensing laws.

b. BD and Associated Insurance Agency shall assist Glenbrook Life and ALFS in the appointment of BD's registered representatives, and Agents, under applicable insurance laws, to sell the Contracts. BD and Associated Insurance Agency shall comply with Glenbrook Life requirements for, including the General Letter of Recommendation (attached as Exhibit A), in submitting licensing or appointment documentation for proposed registered representatives and Agents. All such documentation shall be submitted by BD or Associated Insurance Agency to Glenbrook Life or its designated agent licensing administrator.

c. BD and Associated Insurance Agency agree to allow Glenbrook Life to use any agent appointment information in the possession of any of Glenbrook Life's affiliates or subsidiaries to assist in appointing BD's registered representatives and Associated Insurance Agency's Agents to sell the Contracts under applicable insurance laws.

d. Glenbrook Life reserves the right to refuse to appoint any such designated individual or, once appointed, to terminate or refuse to renew the appointment of any such designated individual. Only those registered representatives who are duly licensed as insurance agents and appointed by Glenbrook Life (herein, "Representatives") shall have authority to solicit sales of the Contracts. Only those Agents who are registered representatives of BD shall have authority to solicit sales of the Registered Contracts. Agents who are not registered representatives of BD shall be limited to selling those Contracts which are not Registered Contracts ("Fixed Contracts"). BD and Associated Insurance Agency shall notify ALFS immediately in writing if any Representative appointed by Glenbrook Life ceases to be a registered representative of BD or if any Representative or Agent ceases to be properly licensed in any state.

6.   SUPERVISION OF REPRESENTATIVES AND AGENTS

a. BD shall have full responsibility for training and supervision of all Representatives and all other persons associated with BD who are involved directly or indirectly in the offer or sale of the Registered Contracts, and all such persons shall be subject to the control of BD with respect to such persons' activities in connection with the sale of the Registered Contracts. Associated Insurance Agency shall have fully responsibility for training

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     and supervision of all Agents who are involved directly or indirectly in the offer or sale of the Contracts and for Agent's compliance with applicable state insurance laws.

b. Glenbrook Life and ALFS shall not have responsibility for the training and supervision of any Representative or Agency. BD and Associated Insurance Agency each agree to comply with Glenbrook Life's statement in support of the concepts in the Principles and Code of Ethical Market Conduct of the Insurance Marketplace Standards Association (the "IMSA principles and Code"), as such statement may be amended from time to time, and to engage in active and fair competition as contemplated by the IMSA Principles and Code. A copy of Glenbrook Life's current statement in support of the IMSA principles and Code is attached as Exhibit B.

c. Before Representatives engage in the solicitation of applications for the Registered Contracts, BD and Associated Insurance Agency will cause the Representatives (1) to be registered representatives of BD; (2) to be licensed, registered or otherwise qualified under applicable federal and state laws to engage in the sale of the Contracts; (3) to be trained in the sale of the Contracts; and (4) to limit solicitation of applications for the Contracts to jurisdictions where Glenbrook life has authorized such solicitations.

d. Before Representatives or Agents engage in the solicitation of applications for the Fixed Contracts, Associated Insurance Agency will cause such individuals (1) to be licensed or otherwise qualified under applicable laws to engage in the sale of the Fixed Contracts; (2) to be trained in the sale of the Fixed Contracts; and (3) to limit solicitation of applications for the Fixed Contracts to jurisdictions where Glenbrook Life has authorized such solicitations.

e. BD is specifically charged with the responsibility of supervising and reviewing its Representatives' use of sales literature and advertising and all other communications with the public in connection with the Contracts. With regard to Registered Contracts, no sales solicitation, including the delivery of supplemental sales literature or other such materials, shall occur, be delivered to, or used with a prospective purchaser unless accompanied or preceded by the appropriate then current prospectus(es), the then current prospectus(es) for the underlying funds funding any variable contracts (the "Funds") and, where required by state insurance law, the then current statement of additional information for any variable contracts.

f. BD shall execute any electronic or telephone orders only in accordance with the current prospectus applicable to the Contracts and agrees, that in consideration for the telephone transfer privileges, Glenbrook Life will not be liable for any loss incurred as a result of acting upon electronic or telephone instructions containing unauthorized, incorrect or incomplete information received from BD or its representatives.

g. Upon request by Glenbrook Life, BD and Associated Insurance Agency shall furnish appropriate records or other documentation to evidence BD's and Associated Insurance Agency's diligent supervision.

h. In the event a Representative or Agent performs any unauthorized transaction(s) with respect to a Contract(s), BD shall bear sole responsibility, shall notify Glenbrook Life and shall act to terminate the sales activities of such Representative or Agent relating to the Contract(s).

i. In the event a Representative or Agent fails to meet the BD's or Associated Insurance Agency's rules and standards, BD or Associated Insurance Agency, as the case may be, shall notify Glenbrook Life and shall act to terminate the sales activities of such Representative or Agent relating to the Contracts.

7.   SALES PROMOTION MATERIAL AND ADVERTISING

a. BD, Associated Insurance Agency, Agents and Representatives, in connection with the offer or sale of the Contracts or solicitation of a payment or other transaction under a Contract, shall not give any information or make any representations or statements, written or oral, concerning the Contracts or a Fund, inconsistent with information or representations contained, in the case of a Registered Contract, in the prospectus, statement of additional information and registration statement for the Contracts or such Fund, or in reports or proxy statements thereof, or in promotional sales or advertising material or other information supplied and approved in writing by ALFS for such use, or in the case of Fixed Contracts, in the contracts or materials furnished by Glenbrook Life. BD, Associated Insurance Agency, Agents and Representatives may not modify or represent that they may modify any such prospectus, statement of additional information, registration statement, promotional, sales or advertising materials.

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b.   No item of sales promotion materials or advertising relating to the
     Contracts, including any illustrations or software programs therefore, shall be used by BD, Associated Insurance Agency, Agents or Representatives unless the specific item has been provided by Glenbrook Life and ALFS or has first been approved in writing by Glenbrook Life and ALFS for use. Glenbrook Life and ALFS reserve the right to recall any material provided by them at any time for any reason, and BD and Associated Insurance Agency shall promptly comply with any such request for the return of material and shall not use such material thereafter.

8.   SOLICITING APPLICATIONS AND PAYMENTS

a. All applications for Contracts shall be made on application forms supplied by Glenbrook Life. BD, Associated Insurance Agency, Agents and Representatives shall not recommend the purchase of a Contract to a prospective purchaser unless it has reasonable grounds to believe that such purchase is suitable for the prospective purchaser and is in accordance with applicable regulations of any state insurance commission, and with respect to Registered Contracts, the SEC and the NASD. While not limited to the following, a determination of suitability shall be based on information concerning the prospective purchaser's insurance and investment objectives and financial situation and needs. All such determinations of suitability shall be approved by a Principal of BD before forwarding such application to Glenbrook Life and ALFS.

b. BD and Associated Insurance Agency shall review applications for completeness and correctness, as well as compliable with the suitability standards specified above. BD will promptly, but in no case later than the end of the next business day following receipt by BD or a Representative, forward to Glenbrook Life according to administrative procedures all complete and correct applications for suitable transactions, together with any payments received with the applications, without deduction for compensation unless there has been a mutual arrangement for net wire transmissions between ALFS, Glenbrook Life and BD. Glenbrook Life reserves the right to reject any Contract applications and return any payment made in connection with an application that is rejected.

c. Contracts issued on accepted applications will be forwarded to BD for delivery to the Contract Owner according to procedures established by Glenbrook Life, unless Glenbrook Life has provided otherwise. BD shall cause each such Contract to be delivered to the respective Contract Owner within five days after BD's receipt. BD shall be liable to Glenbrook Life for any loss incurred by Glenbrook Life (including consequential damages and regulatory penalties) as a result of any delay by BD or a Representative in delivering such Contract.

d. BD, Associated Insurance Agency, Agents and Representatives shall not encourage a prospective purchaser to surrender or exchange a Contract in order to purchase another insurance policy or contract except when a change in circumstances makes the Contract an unsuitable investment for the Contract owner.

9.   PAYMENTS RECEIVED BY BD

All premium payments (hereinafter collectively referred to as "Payments") are the property of Glenbrook Life and shall be transmitted to Glenbrook Life by BD immediately upon receipt by BD or Associated Insurance Agency or any Agent or Representative in accordance with the administrative procedures of Glenbrook Life, without any deduction or offset for any reason, including by example but not limitation any deduction or offset for compensation claimed by BD. CUSTOMER CHECKS SHALL BE MADE PAYABLE TO THE ORDER OF "GLENBROOK LIFE AND ANNUITY COMPANY". Glenbrook Life reserves the right to reject any Payment for any reason.

10.  COMMISSIONS PAYABLE

a. Commissions payable in connection with the Contracts shall be paid to Associated Insurance Agency according to the Commission Schedule(s) relating to this Agreement in effect at the time of receipt by Glenbrook Life of the payment or transaction request on which such commissions are based. If available, a Commission Option(s) may: (-1) be elected by BD and Associated Insurance Agency on behalf of all of its Representatives or Agents or (2) may be elected by each Representative or Agent at the time of Application. Any election made and applied to a Contract may not be changed and will be in effect for the life of the Contract. Glenbrook Life and ALFS reserve the right to revise the Commission Schedule(s) for new business at any time upon at least thirty (30) days prior written notice to BD and Associated Insurance Agency.

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b.   Compensation to the Representative or Agents for contracts solicited by the
     Representatives or Agents and issued by Glenbrook Life will be governed by agreements between BD or the Associated Insurance Agency and their respective Representatives or Agents and payment thereof will be the BD's or Associated Insurance Agency's sole responsibility.

11.  REFUND OF COMMISSIONS

If Glenbrook Life is required to refund premiums or return contract values and waive surrender charges on any Contract for any reason, then commission will be adjusted with respect to said premiums or Contract as set forth in the Commission Schedule, and any commission previously paid for said premiums must be refunded to Glenbrook Life or ALFS. ALFS shall have the right to offset any such refundable commission against amounts otherwise payable by ALFS. ALFS agrees to notify BD and Associated Insurance Agency with thirty (30) days after it receives notice from Glenbrook Life of any premium refund or a commission charge back.

12.  ASSOCIATED INSURANCE AGENCY

BD and the Associated Insurance Agency represent that they are in compliable with the terms and conditions or no-action letters issued by the staff of the SEC with respect to non-registration as a broker/dealer of an insurance agency associated with a registered broker/dealer. BD and Associated Insurance Agency shall notify ALFS immediately in writing if BD and/or such agency fail to comply with any such terms and conditions and shall take such measures as may be necessary to comply with any such terms and conditions. If Associated Insurance Agency is the same person as BD, this Paragraph 12 does not apply, and BD shall undertake all the duties, responsibilities and privileges under this Agreement.

13.  HOLD HARMLESS AND INDEMNIFICATION PROVISIONS

a. No party to this Agreement will be liable for any obligations, act or omission of any other party. BD and Associated Insurance Agency will hold harmless and indemnify Glenbrook Life and ALFS, and conversely, Glenbrook Life and ALFS will hold harmless and indemnify BD and Associated Insurance Agency for any loss or expense suffered as a result of the violation or noncompliance by the indemnifying party of or with any applicable law or regulation or any provision of this Agreement. Further, any BD violation or noncompliance by an associated person, as defined in Article 1 of the NASD By-Laws, would be covered under this provision.

b. Without limiting the above paragraph, in situations when "as of" pricing is necessary in connection with the Contracts (and a loss is incurred to compensate the Contract owner for reduced Contract values) the party whose actions resulted in the loss will bear the costs according to pricing procedures established by Glenbrook Life.

14.  NON-ASSIGNABILITY PROVISON

This Agreement may be not assigned by any party except by mutual consent of all other parties.

15.  NON-WAIVER PROVISION

Failure of any party to terminate the Agreement for any of the causes set forth in this Agreement will not constitute a waiver of that party's right to terminate this Agreement at a later time for any of these causes.

16.  AMENDMENTS

Except as stated in Paragraph 10, no amendment to this Agreement will be effective unless it is in writing and signed by all the parties herein.

17.  RECERTIFICATION

BD and Associated Insurance Agency shall, on a periodic basis determined by Glenbrook Life and ALFS, certify that they are in compliance with all terms and provisions of this Agreement.

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18.  INDEPENDENT CONTRACTS

BD and its Representatives , and Associated Insurance Agency and its Agents, are independent contractors with respect to Glenbrook Life and ALFS.

19.  NOTIFICATION OF CUSTOMER COMPLAINTS OR DISCIPLINARY PROCEEDINGS

a. BD and Associated Insurance Agency agree to notify ALFS promptly of any verbal or written customer complaints or disciplinary proceedings against BD, Associated Insurance Agency or any Representatives or Agents relating to the Contracts or any threatened or filed arbitration action or civil litigation arising out of solicitation of the Contracts.

b. BD and Associated Insurance Agency shall cooperate with Glenbrook Life in investigating and responding to any customer complaint, attorney demand, or inquiry received from state insurance departments or other regulatory agencies or legislative bodies, and in any settlement or trial of any actions arising out of the conduct of business under this Agreement.

c. Any responses by BD or Associated Insurance Agency to an individual customer complaint will be sent to Glenbrook Life and ALFS for approval not less than five (5) business days prior to it being sent to the customer, except that if a more prompt response is required, the proposed response may be communicated by telephone, facsimile or in person.

20.  BOOKS, ACCOUNTS AND RECORDS

a. BD and Associated Insurance Agency agree to maintain books, accounts and records so as to clearly and accurately disclose the nature and details of transactions relating to the Contracts and to assist Glenbrook Life and ALFS in the timely preparation of their respective books, accounts and records. BD and Associated Insurance Agency shall upon request submit such books, accounts and records to the regulatory and administrative bodies which have jurisdiction over Glenbrook Life or the Funds.
b. Each party to this Agreement shall promptly furnish to the other parties any reports and information which another party may request for the purposes of meeting its reporting and record keeping obligations under the insurance laws of any state, and under the federal and state securities laws or the rules of the NASD.

21.  PARTICIPATION IN GROUP INSURANCE TRUSTS

BD agrees to be a participant, by its signature on this Selling Agreement in the Group Trust(s) as indicated in the Participation Agreement(s) attached hereto as Exhibit C et Seq. and agree to be bound by the terms of the Participation Agreement(s).

22.  LIMITATIONS

No party other than Glenbrook Life shall have authority on behalf of Glenbrook Life to make, alter, or discharge any contract issued by Glenbrook Life, to waive any forfeiture provision or to grant, permit, or extend the time of making any Payments, or to alter the forms which Glenbrook Life may prescribe or substitute other forms in place of those prescribed by Glenbrook Life or to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Glenbrook Life.

23.  CONFIDENTIALITY AND CONSUMER PRIVACY OBLIGATIONS

a. All information supplied by (or at the direction of) Glenbrook to Associated Insurance Agency, or by (or at the direction of) Associated Insurance Agency to Glenbrook pursuant to this Agreement or in connection with the performance of services hereunder shall be treated as confidential by the receiving party during the term of this Agreement and for a period of three years thereafter and maintained by it in confidence in accordance with the same treatment that the receiving party accords to its own most confidential business information; provided, however, that:

     1.  the foregoing shall not apply to information that:

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         a.   has become, or becomes generally available to the public other than as a result of disclosure in violation of this Section;
         b.   has been independently developed by the receiving party without using confidential information from the disclosing party; or
         c. was, or becomes, available to the receiving party from a third party who, to the knowledge of the receiving party, is not under any confidentiality obligations to the disclosing party.

     2.  the foregoing shall not prohibit disclosure by the receiving party:

         a. to its affiliates and its and their respective directors, officers, employees, attorneys, accountants and advisors, provided that such persons are advised of the confidentiality of such information and undertake to maintain the confidentiality thereof in accordance with this Section;
         b. to the extent necessary to comply with applicable law or legal process or the requirements of any regulatory authority having jurisdiction over the receiving party or as part of the normal reporting or review procedures to any such regulatory authority; or
         c. in connection with the enforcement of its rights and remedies under the Agreement or in order to defend itself in a legal proceeding to which it is made a party.

b. In addition, there are special rules that apply to certain records relating to the Contracts.

c. All records required for continuing administration of the Contracts by Glenbrook shall be the property of Glenbrook. "Records", as used in this paragraph 24, includes receipt, disclosure, point of sale documents and notations and all cumulative data developed in the normal course of Glenbrook's business which is intended to perpetuate the Contracts and identify Contract Owners. Bank customer lists shall remain the property of the Bank (and Associated Insurance Agency) and shall not be used by Glenbrook or provide to any third party for solicitation or sale of any other products. Associated Insurance Agency will be allowed to keep a copy of any Records that are deemed necessary for the continued servicing of the Bank and Associated Insurance Agency customers and/or compliance with regulatory requirements.

d. No party shall disclose, voluntarily, any tape, books, reference manuals, instructions or data which concern any party's business and which are exchanged during the negotiation and performance of this Agreement. When this Agreement terminates or expires, the parties shall return all such tapes, books, reference manuals, instructions or data in their possession. This paragraph shall not apply to those Records which would be the property of Glenbrook as provided above.

e. BD and Associated Insurance Agency may disclose Records only if Glenbrook has authorized disclosure and if the disclosure is permitted by the applicable federal or state law governing privacy of records. Glenbrook shall authorize disclosure when required by government regulation of Associated Insurance Agency or Banks or pursuant to a subpoena or any other court order which mandates disclosure. Associated Insurance Agency must notify Glenbrook and allow Glenbrook sufficient time to authorize disclosure or to intervene in the judicial proceeding so as to protect its interest.

f.   Each party to this Agreement agrees and warrants to each other:

     1. That BD, Associated Insurance Agency, Glenbrook and ALFS (all parties of the Selling Agreement) have complied with the privacy notice requirement as contained in Regulation S-P (17 CFR Part 248), promulgated under section 504 of the Gramm-Leach-Bliley Act).
     2. That BD and Associated Insurance Agency are providing Glenbrook and ALFS with certain Non-Public Personal Information about BD's consumers solely for the purposes of allowing Glenbrook and ALFS to perform their obligations under the Agreement.
     3. That all parties of the Selling Agreement shall use the Non-Public Personal Information solely to fulfill its contractual obligations under the Agreement; and shall not use the Non-Public Personal Information for their own benefit of the benefit of its affiliate(s) or any other party.
     4. That all parties of the Selling Agreement shall not disclose the Non-Public Personal Information to any party, except as is necessary to fulfill its contractual obligations under the Agreement, or when such disclosure is made pursuant to a valid exception under Regulation S-P, sections 248, 14-15 (i.e., ordinary course of business and requirement of law).
     5. That "Non-Public Personal Information" shall have the meaning as is used in Regulation S-P.

24.  TERMINATION

a. This Agreement may be terminated at the option of any party upon ten (10) days written notice to the other parties, or at the option of any party hereto upon the breach by any party of the covenants and terms of this Agreement. Paragraph 13 shall survive any such termination.
b. This Agreement may be terminated immediately for cause upon an event of default. Such termination shall be deemed to occur as of the date immediately preceding the event of default. An "event of default" shall occur when the first of the (i) BD or Associated Insurance Agency files for bankruptcy, or financial or corporate reorganization under federal or state insolvency law, (ii) applicable laws or regulations prohibit BD or Associated Insurance Agency from continued marketing of the Contracts.

25.  NOTICE

a. In the event of sale, transfer or assignment of a controlling interest in BD or Agency, notice shall be provided in writing to Glenbrook Life no less than thirty (30) days prior to the closing date.
b. All notices to Glenbrook Life and ALFS relating to this agreement will be duly provided by certified or express mail to:

         General Counsel
         Glenbrook Life and Annuity Company
         3100 Sanders Road
         Northbrook, Illinois 60062

c. All notices to BD and Associated Insurance Agency will be duly provided if mailed to their respective addresses as shown on the Agency
     Specification/Signature Page(s).

26.  SEVERABILITY

Should any provision of this Agreement be held unenforceable, those provisions not affected by the determination of unenforceability shall remain in full force and effect.

27.  GOVERNING LAW

This Agreement will be constructed in accordance with the laws of the State of Illinois.

                                    EXHIBIT A

                        GENERAL LETTER OF RECOMMENDATION

BD hereby certifies to Glenbrook Life and Annuity Company ("Glenbrook Life") that all the following requirements will be fulfilled in conjunction with the submission of appointment papers for all applicants as agents of Glenbrook Life submitted by BD. BD will, upon request, forward proof of compliance with same to Glenbrook Life in a timely manner.

1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identify, residence, business reputation, and experience and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of appointment as a variable contract agent of Glenbrook Life. This inquiry and background investigation has included a credit and criminal check on each applicant. Based upon our investigation, we vouch for each applicant and certify that each individual is trustworthy, competent and qualified to act as an agent for Glenbrook Life to hold himself out in good faith to the general public.

2. We have on file the appropriate state insurance department licensing forms (i.e., B-300, B-301), or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as a NASD registered representative.

     The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license or appointment and all findings of all investigative information is favorable.

3. We certify that all educational requirements have been met for the specific state each applicant is licensed in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

4. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

5. We will not permit any applicant to transact insurance as an agent until duly licensed and appointed by Glenbrook Life. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity on behalf of Glenbrook Life, and they will not be so permitted until the certificate of authority applied for is received.

                                    EXHIBIT B

                        ETHICAL MARKET CONDUCT COMPLIANCE

BD and Associated Insurance Agency (also referred to as "you" or "your") are required to comply with Glenbrook Life's policies and procedures concerning the replacement of life insurance policies and annuity policies. A replacement occurs whenever an existing life insurance policy or annuity is terminated, converted or otherwise changed in value. For any transaction involving a replacement, Glenbrook Life requires you to:

(1) recommend the replacement of an existing policy only when replacement is in the best interest of the customer;
(2) fully disclose all relevant information to the customer, which information includes a) comparison of old and new premiums, expenses and surrender charges, cash values, and deal benefits; b) any loss of case value or policy value by surrendering the existing policy; c) all guaranteed and maximum value of both policies; d) the fact that a new contestability and suicide period starts under the new policy; and e) the requirement that the customer must be re-underwritten for the new policy;
(3) provide state-required replacement notices to customers on the same day the application is taken and indicate on the application that the transaction involves the full or partial replacement of an existing policy;
(4) never recommend that a customer cancel an existing policy until a new policy is in force and the customer has determined that the new policy is acceptable.

BD and Associated Insurance Agency are required to adhere to Glenbrook Life's rules and requirements concerning ethical market conduct, which require that you:

(1) carefully evaluate the insurance needs and financial objectives of your clients, and use sales tools (e.g., policy illustrations and sales brochures) to determine that the insurance or annuity you are proposing meets these needs;
(2) maintain a current license and valid appointment in all states in which you promote the sale of Glenbrook Life products to customers and keep current of changes in insurance laws and regulations by reviewing the bulletins and newsletters that Glenbrook Life publishes;
(3) comply with Glenbrook Life policies concerning replacements, and refrain from providing false or misleading information about a competitor or competing product or otherwise making disparaging remarks about a competitor;
(4) submit all advertising materials intended to promote the sale of any Glenbrook Life product to the home office for approval prior to use;
(5) immediately report to Glenbrook Life any customer complaints, whether written or oral, and assist Glenbrook Life in resolving the complaint to the satisfaction of all parties;
(6) communicate those standards to any producers or officer personnel that you directly supervise and request their agreement to be bound by these conditions as well.

Glenbrook Life and ALFS may terminate this Agreement without notice if you fail to comply with Glenbrook Life's rules and requirements concerning the replacement of life insurance and annuities and Glenbrook Life's rules and requirements concerning ethical market conduct.

Your right to any commissions, or any other thing of value shall cease if you violate laws and regulations governing unfair trade practices, life insurance and annuity advertising, replacement of life insurance and annuities, sales illustrations and agent licensing.

By promoting the sale of a Glenbrook Life product to a customer, you agree to be bound by the terms and conditions of this Addendum without modification.

                                    EXHIBIT C

                             PARTICIPATION AGREEMENT


This Participation Agreement is made between Glenbrook Life and Annuity Company (herein referred to as the "Administrator"), located at 3100 Sanders Road, Northbrook, Illinois, 60062, Administrator of the Financial Services Group Insurance Trust, (herein referred to as the "Trust") and Citibank, F.S.B., located in Chicago, Illinois (herein referred to as the "Trustee") and BD (hereinafter, together, with its affiliates and any successors thereto, referred to as "Participant"), the purpose of which is to afford qualifying persons group insurance benefits of the sort available under said Financial Services Group Insurance Trust.

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree as follows:

     1. Subject to the approval of the Insurance Company, Administrator and Trustee agree to permit the Participant to become a participant under the Financial Services Group Insurance Trust Agreement.
     2.   The Participant agrees to be bound by:
             a. The terms of the Trust Agreement, dated as of January 30, 1997, for the establishment of the Trust (the "Trust Agreement") as the same presently appears in writing and as from time to time amended in accordance with the provisions thereof (capitalized terms used herein without definition shall have the meaning ascribed thereto in the Trust Agreement); and
             b. Each and every provision of the policy(ies) of group insurance (and all riders and amendments thereto) issued to the Trust.
     3. Notices required or permitted shall be given in writing and delivered in writing by United States Mail, postage prepaid. Notices to the Administrator or Participant shall be sent to the address provided on the first page of the Selling Agreement to which this Participation Agreement is an Exhibit. Any party may inform the others of a change of address by written notice pursuant to this paragraph.

IN WITNESS WHEREOF, effective as of the date of the Selling Agreement, the parties hereto have caused these presents to be executed by their respective officers as described below:

ACCEPTED:

CITIBANK, F.S.B.

   Trustee of the Financial Services
    Group Insurance Trust

   BY:
      ------------------------------
   TITLE:
         ---------------------------

Administrator, Financial Services        Participant, Financial Services
     Group Insurance Trust                    Group Insurance Trust

Acceptance of this Participation         Acceptance of this Participation
 Agreement evidenced by signature on      Agreement evidenced by signature on
 Marketing Agreement and/or applicable    Marketing Agreement and/or applicable
 Amendments                               Amendments

                                  SERVICE ONLY
                    NO NEW APPLICATIONS EFFECTIVE MAY 1, 2003
                                 ADDITIONS ONLY


                                   SCHEDULE A
                             SCHEDULE OF COMMISSIONS

                     The Allstate Provider Variable Annuity
                   Flexible Premium Deferred Variable Annuity

ISSUE AGE                   COMMISSIONS OPTIONS
0-80                        6.25%
81-85                       5.00%
86-90                       3.125%

                                  SERVICE ONLY
                    NO NEW APPLICATIONS EFFECTIVE MAY 1, 2003
                                 ADDITIONS ONLY


                                   SCHEDULE A
                             SCHEDULE OF COMMISSIONS

                  The Allstate Provider Ultra Variable Annuity
                   Flexible Premium Deferred Variable Annuity

                                                           COMMISSION OPTIONS
ISSUE AGE             ----------------------------------------------------------------------------------------------
                           A                   B                   C                  D                    E
--------------------------------------------------------------------------------------------------------------------
       0-80              6.25%*              5.00%*             3.50%*              2.00%*              5.00%*
                        No Trail          .25% Trail**       .50% Trail**        .75% Trail**       1.00% Trail***

      81-85              5.00%*              4.00%*             2.80%*              1.60%*              4.00%*
                        No Trail          .25% Trail**       .50% Trail**        .75% Trail**       1.00% Trail***

      86-90             3.125%*              2.50%*             1.75%*              1.00%*              2.50%*
                        No Trail          .25% Trail**       .50% Trail**        .75% Trail**       1.00% Trail***

*    =    Based upon purchase payment.

**   =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

***  =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 87th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 87th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

Periodic additional compensation may be offered as mutually agreed to in writing, documented outside of this agreement, and incorporated herein by reference.

                             COMMISSION CHARGEBACKS

         TRANSACTION               PERIOD OF CHARGEBACK              CHARGEBACK                   PLEASE NOTE
-------------------------------------------------------------------------------------------------------------
  Full or Partial Withdrawal      During the "free look"         100% of commission                   N/A
                                          period